UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 11, 2015

TRIBUNE PUBLISHING COMPANY
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36230	38-3919441
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

435 North Michigan Avenue
Chicago, Illinois, 60611
(Address of Principal Executive Offices) (Zip Code)

312-222-9100
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.          Other Events.

On December 14, 2015, Tribune Publishing Company issued a press release announcing that its Board of Directors has declared a quarterly cash dividend of $0.175 per share of common stock.  The record date for the dividend is January 11, 2016, and the dividend is payable on February 11, 2016.   A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01.          Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.        Description

     99.1                Press release dated December 14, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIBUNE PUBLISHING COMPANY

Date:	December 14, 2015	By: /s/ Sandra J. Martin
		Name:	Sandra J. Martin
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated December 14, 2015